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                                                                    EXHIBIT 21

                    COMPUTERIZED THERMAL IMAGING, INC. SUBSIDIARY

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            NAME                  PLACE OF INCORPORATION        OWNERSHIP
            ----                  ----------------------        ---------
Thermal Medical Imaging, Inc.           Nevada                     80%


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